[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2001

MuniHoldings
New York
Insured Fund, Inc.

www.mlim.ml.com

 MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

DEAR SHAREHOLDER

For the six months ended February 28, 2001, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.384 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.17%, based on a month-end per share net asset value of $14.98. Over the same period, the Fund's Common Stock had a total investment return of +9.29%, based on a change in per share net asset value from $14.19 to $14.98, and assuming reinvestment of $0.383 per share income dividends.

For the six months ended February 28, 2001, the Fund's Preferred Stock had an average yield as follows: Series A, 3.58%; Series B, 3.67%; Series C, 3.77%; Series D, 3.72%; and Series E, 3.68%.

The Municipal Market Environment

During the six months ended February 28, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An estimate of fourth quarter 2000 GDP growth was recently released at 1.1%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. As a result of moderating economic growth and low inflation, US Treasury bond yields remained relatively stable into late October 2000.

However, rising oil and natural gas prices rekindled investors' inflationary fears and US Treasury bond yields quickly rose to nearly 6% by early November 2000. During late November and early December, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board policy, investors were free again to focus on the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. However, despite recent reductions in short-term interest rates, US equity markets remained weak. This has led many investors to seek the safety of fixed-income markets, causing bond yields to decline further. By the end of the six-month period ended February 28, 2001, US Treasury bonds declined overall by nearly 30 basis points to close the period at 5.30%.

Long-term tax-exempt bonds also responded well to the economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was limited. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 25 basis points to end the period at 5.47%, their lowest monthly closing level in more than 18 months.

The underperformance of the municipal bond market mainly reflected the dramatic increase in tax-exempt bond issuance over the past few months. The decline in tax-exempt bond yields triggered a large number of municipalities to refinance outstanding higher-couponed issues as well as issue new debt to support capital projects such as school buildings and general infrastructure needs. During the past 12 months, more than $211 billion in new long-term municipal securities was issued, an increase of almost 5% compared to the same 12-month period a year ago. During the last six months, nearly $110 billion in new tax-exempt bonds was underwritten, an increase of over 12% when compared to the same six-month period a year ago. More than $55 billion in new long-term municipal bonds was financed during the past three months, a staggering increase of over 40% compared to the same three-month period a year ago. This dramatic response to falling tax-exempt bond yields by municipalities can be seen in the monthly issuance for February 2001 as over $20 billion in new long-term municipal bonds was underwritten, an increase of more than 60% compared to monthly issuance in February 2000.

The recent increase in tax-exempt bond issuance prevented municipal bond yields from declining as much as US Treasury bond yields. Overall investor demand for municipal bonds remained strong and came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant buyers, while individual retail investor demand also remained strong. Tax-exempt bond funds experienced renewed investor interest. Rising equity market valuations throughout most of last year siphoned away much of the demand from municipal bond mutual funds. In January 2000, tax-exempt bond funds experienced net cash outflows of more than $4 billion as investors withdrew from bond funds mainly to finance the purchase of various equity securities. The increased demand for tax-exempt issues to a great extent resulted from the continued decline of US equity markets, but even more, from the attractive tax-exempt bond yield ratios currently available. Many investors fled the instability and uncertainty of the equity market for the safety and security of municipal bond issues yielding 90%-95% of comparable US Treasury bond yields.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Research analysts suggest that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal bond market has enjoyed is likely to continue. Given recent market performance, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

For the six-month period ended February 28, 2001, our investment strategy initially was focused on enhancing the Fund's dividend income and reducing the Fund's net asset value volatility. Market price volatility was expected in response to substantially higher energy prices going into the winter season. We believed that increased energy prices would trigger an inflation scare and push interest rates higher. Rising commodity prices significantly contributed to the rapid increase in US Treasury bond yields in late September.

During October, we adopted a more aggressive market position believing that bond yields had risen to attractive levels given the overall economic environment. We sold current coupon bonds in the 15-year--20-year maturity


                                      2 & 3

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

range and purchased discounted issues that would perform better in a declining interest rate environment. This strategy worked well in December as the Federal Reserve Board assumed a neutral market position, while noting that the US economy had weakened substantially. The Federal Reserve Board's actions helped push bond yields lower by nearly 50 basis points in late December/early January. In mid-January, we adopted a more neutral market position as we believed interest rates had declined to a point consistent with current economic conditions. We expect to maintain a neutral market position until signs of additional economic weakness justify lower interest rates or until interest rates rise to a level that threatens to retard US economic growth.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board in 2000 resulted in a rise in the Fund's borrowing cost in the 4%-4.125% range. Despite this increase, the tax-exempt yield curve has remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholder from leveraging of the Preferred Stock. Following the Federal Reserve Board's most recent actions, the Fund's borrowing costs declined, enhancing the Fund's already attractive dividend. We expect additional decreases in short-term interest rates in 2001 that may lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to share holders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager


March 22, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniHoldings New York Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MHN


IMPORTANT TAX INFORMATION

On March 5, 2001, MuniHoldings New York Insured Fund IV, Inc. merged into MuniHoldings New York Insured Fund, Inc.

All of the net investment income distributions paid by MuniHoldings New York Insured Fund IV, Inc. during the taxable period ended March 5, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


                                      4 & 5

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

PROXY RESULTS

During the six-month period ended February 28, 2001, MuniHoldings New York Insured Fund, Inc.'s Common Stock share holders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
---------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Terry K. Glenn                        25,317,804          656,442
                                             Ronald W. Forbes                      25,328,054          646,192
                                             Cynthia A. Montgomery                 25,328,054          646,192
                                             Kevin A. Ryan                         25,318,175          656,071
                                             Roscoe S. Suddarth                    25,319,452          654,794
                                             Edward D. Zinbarg                     25,311,244          663,002
---------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted   Shares Voted  Shares Voted
                                                                                   For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                       25,193,732       399,594       380,920
---------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2001, MuniHoldings New York Insured Fund, Inc.'s Preferred Stock share holders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a shareholders' meeting on January 17, 2001. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted   Shares Voted  Shares Voted
                                                                                   For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization between the Fund and
   MuniHoldings New York Insured Fund IV, Inc.                                   10,098           207           448
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
---------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:   Terry K. Glenn                          10,732              22
                                             Ronald W. Forbes                        10,732              22
                                             Cynthia A. Montgomery                   10,732              22
                                             Kevin A. Ryan                           10,732              22
                                             Roscoe S. Suddarth                      10,732              22
                                             Edward D. Zinbarg                       10,732              22
---------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted   Shares Voted  Shares Voted
                                                                                   For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                         10,726           15            13
---------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2001, MuniHoldings New York Insured Fund IV, Inc.'s Common Stock share holders voted on the following proposals. The proposals were approved at a shareholders' meeting on January 17, 2001. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted   Shares Voted  Shares Voted
                                                                                   For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization between the Fund and
   MuniHoldings New York Insured Fund, Inc.                                     2,224,546       43,283        63,352
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
---------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Directors:        Terry K. Glenn                             4,019,865          134,525
                                         James H. Bodurtha                          4,019,864          134,526
                                         Herbert I. London                          4,019,864          134,526
                                         Roberta Cooper Ramo                        4,019,864          134,526
---------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted   Shares Voted  Shares Voted
                                                                                   For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                        4,071,420       34,493        48,477
---------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2001, MuniHoldings New York Insured Fund IV, Inc.'s Preferred Stock share holders voted on the following proposals. The proposals were approved at a shareholders' meeting on January 17, 2001. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted   Shares Voted  Shares Voted
                                                                                   For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization between the Fund and
   MuniHoldings New York Insured Fund, Inc.                                       1,547            3             0
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
---------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:   Terry K. Glenn                           1,544               6
                                             James H. Bodurtha                        1,544               6
                                             Herbert I. London                        1,544               6
                                             Joseph L. May                            1,544               6
                                             Andre F. Perold                          1,544               6
                                             Roberta Cooper Ramo                      1,544               6
---------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted   Shares Voted  Shares Voted
                                                                                   For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                          1,550            0             0
---------------------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P   Moody's    Face
STATE                  Ratings Ratings   Amount     Issue                                                                    Value
===================================================================================================================================
New York--100.4%                                    Albany County, New York, Airport Authority, Airport Revenue
                                                    Bonds (e):
                         AAA     Aaa    $ 1,500       AMT, 5.375% due 12/15/2017                                           $  1,532
                         AAA     Aaa      1,500       AMT, 5.50% due 12/15/2019                                               1,540
                         AAA     Aaa      2,165       Series B, 4.75% due 12/15/2018                                          2,072
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Albany, New York, Municipal Water Finance Authority, Water and
                                                    Sewer System Revenue Refunding Bonds, Series A, 6.375%
                                                    due 12/01/2017 (b)(j)                                                     1,126
                         ----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,000     Allegany County, New York, IDA, Civic Facilities Revenue Refunding
                                                    Bonds (Alfred University), 5% due 8/01/2028 (f)                           2,896
                         ----------------------------------------------------------------------------------------------------------
                                                    Buffalo, New York, GO (e):
                         AAA     Aaa      1,000       Series D, 6% due 12/01/2013                                             1,121
                         AAA     Aaa      1,000       Series D, 6% due 12/01/2009 (g)                                         1,143
                         AAA     Aaa      1,035       Series E, 6% due 12/01/2015                                             1,146
                         AAA     Aaa      1,165       Series E, 6% due 12/01/2017                                             1,275
                         AAA     Aaa      1,310       Series E, 6% due 12/01/2019                                             1,425
                         AAA     Aaa        920       Series E, School, 6% due 12/01/2013                                     1,031
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Buffalo, New York, Municipal Water Finance Authority, Water System
                                                    Revenue Bonds, 5% due 7/01/2025 (b)                                       1,932
                         ----------------------------------------------------------------------------------------------------------
                                                    Erie County, New York, GO, Public Improvement, Series A (b):
                         AAA     Aaa      1,025       5.75% due 10/01/2013                                                    1,126
                         AAA     Aaa      1,450       5.75% due 10/01/2014                                                    1,582
                         ----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1@     800     Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                    VRDN, Sub-Series 5, 3% due 5/01/2033 (h)                                    800
                         ----------------------------------------------------------------------------------------------------------
                                                    Long Island Power Authority, New York, Electric System Revenue
                                                    Refunding Bonds, Series A:
                         AAA     Aaa     15,000       5.50% due 12/01/2010                                                   16,409
                         AAA     Aaa      7,900       5.50% due 12/01/2011 (a)                                                8,702
                         AAA     Aaa      7,375       5.50% due 12/01/2012 (e)                                                8,120
                         AAA     Aaa      2,350       5.50% due 12/01/2029 (f)                                                2,387
                         ----------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Commuter Facilities
                                                    Revenue Bonds:
                         AAA     Aaa      3,000       (Grand Central Terminal), Series 1, 5.70% due 7/01/2024 (e)             3,095
                         AAA     Aaa      7,695       Series A, 5.625% due 7/01/2027 (f)                                      7,976
                         ----------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Commuter Facilities
                                                    Revenue Refunding Bonds:
                         AAA     Aaa      1,000       Series B, 5% due 7/01/2020 (a)                                            985
                         AAA     Aaa      1,000       Series D, 5.125% due 7/01/2022 (f)                                        997
                         AAA     Aaa      2,625       Series E, 5% due 7/01/2021 (a)                                          2,579
                         ----------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                    Revenue Bonds, Series A:
                         AAA     Aaa      3,750       6.25% due 4/01/2013 (f)                                                 4,364
                         AAA     Aaa      3,000       5.25% due 4/01/2016 (e)                                                 3,087
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Metropolitan Transportation Authority, New York, Transit Facilities
                                                    Revenue Bonds, Series C-1, 5.50% due 7/01/2022 (f)                        1,032
                         ----------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Transit Facilities
                                                    Revenue Refunding Bonds:
                         AAA     Aaa      5,000       Series A, 4.75% due 7/01/2021 (f)                                       4,678
                         AAA     Aaa      4,000       Series C, 4.75% due 7/01/2016 (e)                                       3,935
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,385     Monroe Woodbury, New York, Central School District, GO, 5.625%
                                                    due 5/15/2023 (f)                                                         2,467
                         ----------------------------------------------------------------------------------------------------------
                         A1+     NR*        800     Nassau County, New York, IDA, Civic Facility Revenue Bonds (Winthrop
                                                    University Hospital Association Project), VRDN, 2.95% due 3/01/2028 (h)     800
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,900     Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                    5.75% due 8/01/2029 (e)                                                   5,139
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     New York City, New York, City Health and Hospital Corporation, Health
                                                    System Revenue Refunding Bonds, Series A, 5.25% due 2/15/2017 (f)         3,036
                         ----------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority, Water
                                                    and Sewer System Revenue Bonds, Series B (f):
                         AAA     Aaa     11,350       5.75% due 6/15/2026                                                    11,785
                         AAA     Aaa     13,000       5.75% due 6/15/2029                                                    13,557
                         ----------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority, Water
                                                    and Sewer System Revenue Refunding Bonds:
                         AAA     Aaa      4,250       Series A, 5.50% due 6/15/2023 (b)                                       4,318
                         AAA     Aaa      7,800       Series A, 5.50% due 6/15/2023 (f)                                       7,924
                         AAA     Aaa     11,250       Series B, 6.50% due 6/15/2010 (f)(g)                                   13,348
                         A1+     VMIG1@     100       VRDN, Series A, 3% due 6/15/2025 (b)(h)                                   100
                         A1+     VMIG1@   5,000       VRDN, Series G, 3.05% due 6/15/2024 (b)(h)                              5,000
                         ----------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Transitional Finance Authority Revenue
                                                    Bonds, Future Tax Secured:
                         AA+     Aa2      3,140       Series B, 5.50% due 2/01/2011                                           3,410
                         AA+     Aa2      7,625       Series B, 5.50% due 2/01/2012                                           8,270
                         AA+     Aa2      5,650       Series B, 5.50% due 2/01/2013                                           6,083
                         AAA     Aaa      6,405       Series B, 6.25% due 11/15/2018 (b)                                      7,151
                         A1+     VMIG1@   2,000       VRDN, Series A-1, 3.20% due 11/15/2026 (h)                              2,000
                         NR*     VMIG1@   4,200       VRDN, Series C, 3% due 5/01/2028 (h)                                    4,200
                         ----------------------------------------------------------------------------------------------------------
                         AA+     Aa2      1,000     New York City, New York, City Transitional Finance Authority, Revenue
                                                    Refunding Bonds, Future Tax Secured, Series C, 5.875% due 11/01/2012      1,119
                         ----------------------------------------------------------------------------------------------------------

================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes


                                      8 & 9

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P   Moody's    Face
STATE                  Ratings Ratings   Amount     Issue                                                                    Value
===================================================================================================================================
New York                                            New York City, New York, GO:
(continued)              AAA     Aaa    $ 8,610       Series B, 5.50% due 8/01/2010 (f)                                    $  9,382
                         AAA     NR*      2,000       Series B, 5.75% due 8/01/2011 (e)                                       2,224
                         AAA     Aaa      2,500       Series B, 5.75% due 8/01/2013 (f)                                       2,758
                         AAA     Aaa      5,820       Series C, 5.375% due 11/15/2027 (f)                                     5,897
                         AAA     Aaa      4,675       Series D, 5.25% due 8/01/2015 (f)                                       4,842
                         AAA     NR*      1,850       Series I, 6.25% due 4/15/2027 (f)                                       1,991
                         A       A2       1,000       Series J, 5.50% due 2/15/2026                                           1,012
                         A1+     VMIG1@     300       VRDN, Series B, 3.25% due 10/01/2021 (b)(h)                               300
                         A1+     VMIG1@   1,200       VRDN, Series B, 3% due 10/01/2022 (b)(h)                                1,200
                         A1c     VMIG1@   1,900       VRDN, Series B, Sub-Series B-6, 3% due 8/15/2005 (f)(h)                 1,900
                         A1+     VMIG1@   1,450       VRDN, Sub-Series A-4, 3% due 8/01/2021 (h)                              1,450
                         ----------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO, Refunding:
                         AAA     NR*      3,800       Series A, 5.30% due 8/01/2012 (e)                                       4,016
                         AAA     NR*     10,000       Series A, 6.25% due 5/15/2026 (e)                                      11,031
                         AAA     NR*      4,000       Series D, 5.50% due 8/01/2010 (e)                                       4,359
                         AAA     NR*      2,000       Series D, 5.25% due 8/01/2015 (e)                                       2,071
                         AAA     Aaa      9,000       Series F, 5.25% due 8/01/2014 (a)                                       9,411
                         AAA     NR*      2,500       Series G, 5.35% due 8/01/2013 (e)                                       2,628
                         AAA     Aaa      6,000       Series G, 5.25% due 8/01/2014 (a)                                       6,274
                         AAA     Aaa      1,500       Series G, 5.25% due 8/01/2016 (f)                                       1,536
                         A1+     VMIG1@     300       VRDN, Sub-Series E-2, 2.90% due 8/01/2020 (h)                             300
                         A1+     VMIG1@   1,700       VRDN, Sub-Series E-4, 3.05% due 8/01/2021 (h)                           1,700
                         A1+     VMIG1@   1,300       VRDN, Sub-Series E-4, 3.05% due 8/01/2022 (h)                           1,300
                         ----------------------------------------------------------------------------------------------------------
                         A1+     NR*      5,700     New York City, New York, Housing Development Corporation, M/F Rental
                                                    Housing Revenue Bonds (Carnegie Park), VRDN, Series A, 3.30%
                                                    due 11/15/2019 (d)(h)                                                     5,700
                         ----------------------------------------------------------------------------------------------------------
                         A1+     NR*        800     New York City, New York, Housing Development Corporation, Residential
                                                    Mortgage Revenue Bonds (East 17th Street), VRDN, Series A, 3.05%
                                                    due 1/01/2023 (h)                                                           800
                         ----------------------------------------------------------------------------------------------------------
                                                    New York City, New York, IDA, Civic Facilities Revenue Bonds:
                         A       A2       5,495       (Nightingale--Bamford School Project), 5.85% due 1/15/2020              5,636
                         AAA     Aaa      1,830       (Rockefeller Foundation Project), 5.375% due 7/01/2023                  1,856
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     New York City, New York, IDA, Special Facilities Revenue Bonds
                                                    (Terminal One Group), AMT, 6.125% due 1/01/2024 (f)                       5,238
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     New York State Dormitory Authority, Hospital Revenue Bonds (New York
                                                    Methodist Hospital), Series A, 6.05% due 2/01/2034 (a)(c)                 1,057
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Hospital Revenue Refunding
                                                    Bonds (a):
                         AAA     Aaa      2,000       (Montefiore Medical Center), 5.50% due 8/01/2038                        2,040
                         AAA     Aaa      2,950       (New York Presbyterian Hospital), 5.50% due 8/01/2011 (c)               3,209
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa        645     New York State Dormitory Authority, Lease Revenue Bonds (Office
                                                    Facilities Audit and Control), 5.50% due 4/01/2023 (f)                      666
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds:
                         AAA     Aaa      1,340       (853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019 (a)       1,424
                         AAA     Aaa      1,200       (Cooper Union of Advance Science), 6.25% due 7/01/2029 (f)              1,314
                         AAA     Aaa      3,470       (Court Facilities Lease Program), Series A, 5.625% due 5/15/2013 (f)    3,591
                         AAA     Aaa     10,000       (Frances Schervier Project), 5.50% due 7/01/2027 (e)                   10,151
                         AAA     Aaa      2,325       (Gustavus Adolphus Children's School), Series B, 5.50% due
                                                      7/01/2018 (a)                                                           2,422
                         AAA     Aaa      6,750       (Interfaith Medical Center), Series D, 5.40% due 2/15/2028 (f)          6,811
                         AAA     Aaa      1,100       (Mental Health Services Facilities Improvement), Series D, 5.875%
                                                      due 2/15/2015 (e)                                                       1,200
                         AAA     NR*      1,750       (Saint Agnes Hospital), 5.40% due 2/15/2025 (f)                         1,768
                         AAA     Aaa      5,000       (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)                   5,037
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                         AAA     NR*      1,865       (City University System), Series 1, 5.25% due 7/01/2014 (b)             1,937
                         AAA     Aaa      2,500       (City University System), Series F, 5.50% due 7/01/2012 (b)             2,592
                         AAA     NR*      3,250       (City University System--Consolidated), Series A, 5.625% due
                                                      7/01/2016 (e)                                                           3,557
                         AAA     Aaa      1,500       (Fordham University), 5% due 7/01/2028 (f)                              1,449
                         AAA     NR*     11,080       (Hospital Mortgage--United Health Services Hospitals), 5.375%
                                                      due 8/01/2027 (a)(c)                                                   11,151
                         NR*     Aaa      3,465       (Ithaca College), 5% due 7/01/2026 (a)                                  3,354
                         AA      NR*      2,710       (Manhattan College), 5.50% due 7/01/2014                                2,873
                         AA      NR*      3,085       (Manhattan College), 5.50% due 7/01/2016                                3,220
                         AA      NR*      3,455       (Manhattan College), 5.50% due 7/01/2018                                3,567
                         A1+     VMIG1@   4,900       (Memorial Sloan-Kettering), VRDN, Series A, 3.05% due 7/01/2019 (h)     4,900
                         AAA     Aaa      4,550       (Mental Health Program), Series B, 5.50% due 8/15/2017 (f)              4,710
                         AAA     Aaa      5,320       (Millard Fillmore Hospital Project), 5.375% due 2/01/2032 (a)(c)        5,327
                         AAA     Aaa      3,750       (New York Medical College), 4.75% due 7/01/2027 (f)                     3,448
                         AAA     Aaa      9,110       RITR, Class R, Series 2, 8.486% due 7/01/2011 (i)                      11,705
                         AAA     Aaa      3,400       (Saint Charles Hospital and Rehabilitation Center), Series A,
                                                      5.625% due 7/01/2012 (f)                                                3,670
                         AAA     Aaa     13,600       (State University Educational Facilities), Series A, 5.875% due
                                                      5/15/2011 (b)                                                          15,319
                         AAA     Aaa      4,500       (State University Educational Facilities), Series A, 4.75% due
                                                      5/15/2025 (f)                                                           4,153
                         AAA     Aaa      4,000       (State University Educational Facilities), Series C, 5.75% due
                                                      5/15/2017 (e)                                                           4,415
                         ----------------------------------------------------------------------------------------------------------
                         A       Baa3     5,000     New York State Energy Research and Development Authority, Electric
                                                    Facilities Revenue Bonds (LILCO Project), AMT, Series B, 5.30% due
                                                    11/01/2023                                                                4,858
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Energy Research and Development Authority, Facilities
                                                    Revenue Refunding Bonds (Consolidated Edison Company of New York),
                                                    Series A:
                         AAA     Aaa     12,500       6.10% due 8/15/2020 (a)                                                13,302
                         AAA     Aaa      3,500       6.10% due 8/15/2020 (f)                                                 3,718
                         ----------------------------------------------------------------------------------------------------------


                                     10 & 11

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P   Moody's    Face
STATE                  Ratings Ratings   Amount     Issue                                                                    Value
===================================================================================================================================
New York                                            New York State Energy Research and Development Authority, PCR,
(continued)                                         Refunding:
                         AAA     Aaa    $ 6,000       (Central Hudson Gas and Electric), Series A, 5.45% due
                                                      8/01/2027 (a)                                                        $  6,132
                         NR*     P1         800       (Niagara Mohawk Power Corporation), VRDN, Series B, 3.05% due
                                                      12/01/2025 (h)                                                            800
                         NR*     P1         100       (Niagara Mohawk Power Corporation), VRDN, Series C, 3.05% due
                                                      12/01/2025 (h)                                                            100
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,285     New York State Energy Research and Development Authority, Solid Waste
                                                    Disposal Revenue Bonds (New York State Electric and Gas Co. Project),
                                                    AMT, Series A, 5.70% due 12/01/2028 (f)                                   1,310
                         ----------------------------------------------------------------------------------------------------------
                         AA+     Aa1     10,000     New York State Environmental Facilities Corporation, PCR, Refunding,
                                                    State Water Revolving Fund (New York City Municipal Water), 5.75%
                                                    due 6/15/2010                                                            11,109
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,400     New York State Environmental Facilities Corporation, Water Facilities
                                                    Revenue Refunding Bonds (Spring Valley Water Company), Series B, 6.15%
                                                    due 8/01/2024                                                             4,634
                         ----------------------------------------------------------------------------------------------------------
                         NR*     VMIG1@   3,000     New York State, HFA, Revenue Bonds (Tribeca), VRDN, AMT, Series A, 3.35%
                                                    due 11/15/2029 (d)(h)                                                     3,000
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State, HFA, Revenue Refunding Bonds, Series A:
                         AAA     Aaa      2,000       (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                             2,090
                         AAA     Aaa      1,740       (Housing Mortgage Project), 6.10% due 11/01/2015 (e)                    1,844
                         AAA     Aaa      2,990       (Housing Mortgage Project), 6.125% due 11/01/2020 (e)                   3,141
                         ----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1@   2,000     New York State Local Government Assistance Corporation, VRDN,
                                                    Series F, 3.20% due 4/01/2025 (h)                                         2,000
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Medical Care Facilities, Mortgage Finance Agency
                                                    Revenue Bonds, Series A:
                         AAA     Aaa      1,000       (Mental Health Services), 6% due 2/15/2005 (f)(g)                       1,102
                         AAA     Aaa      6,800       (Montefiore Medical Center), 5.75% due 2/15/2025 (a)(c)                 6,997
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,435     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT,
                                                    Series 69, 5.40% due 10/01/2019 (f)                                       7,504
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding
                                                    Bonds:
                         AAA     Aaa      2,500       AMT, Series 54, 6.20% due 10/01/2026 (f)                                2,610
                         NR*     Aa1        925       AMT, Series 58, 6.40% due 4/01/2027                                       978
                         AAA     Aaa      2,140       AMT, Series 67, 5.70% due 10/01/2017 (f)                                2,231
                         AAA     Aaa      5,960       AMT, Series 67, 5.80% due 10/01/2028                                    6,141
                         AAA     Aaa      1,500       Series 59, 6.25% due 4/01/2027 (f)                                      1,592
                         NR*     Aa1      1,000       Series 61, 5.80% due 10/01/2017                                         1,046
                         ----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,805     New York State Mortgage Agency, Homeowner Revenue Bonds, AMT,
                                                    Series 84, 5.90% due 4/01/2022 (f)                                        2,900
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency Revenue Bonds:
                         NR*     NR*      5,700       AMT, Series 27, 5.875% due 4/01/2030 (f)                                5,880
                         NR*     Aaa      3,000       RIB, Series 302, 8.20% due 10/01/2017 (f)(i)                            3,379
                         NR*     Aaa      2,450       RIB, Series 303, 9.10% due 10/01/2014 (i)                               2,678
                         ----------------------------------------------------------------------------------------------------------
                         AAA     NR*      3,385     New York State Mortgage Agency, Revenue Refunding Bonds, AMT,
                                                    Series 82, 5.65% due 4/01/2030 (f)                                        3,455
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                    Bonds (b):
                         AAA     Aaa      5,000       Series B-1, 5.75% due 4/01/2013                                         5,503
                         AAA     Aaa      2,500       Series C, 5.25% due 4/01/2014                                           2,598
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                    Refunding Bonds, Series B (b):
                         AAA     Aaa      6,000       5.25% due 4/01/2012                                                     6,310
                         AAA     Aaa     12,895       5.25% due 4/01/2014                                                    13,403
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,500     New York State Thruway Authority, Local Highway and Bridge Service
                                                    Contract Revenue Refunding Bonds, 6% due 4/01/2012 (f)                    6,062
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Service Contract Revenue Bonds
                                                    (Local Highway and Bridge) (f):
                         AAA     Aaa      5,000       5.75% due 4/01/2015                                                     5,395
                         AAA     Aaa      3,000       Series A-2, 5.25% due 4/01/2013                                         3,135
                         AAA     Aaa      2,485       Series A-2, 5.25% due 4/01/2015                                         2,563
                         ----------------------------------------------------------------------------------------------------------
                                                    New York State Urban Development Corporation Revenue Bonds:
                         AAA     Aaa      5,500       (Community Enhancement Facilities), 5.125% due 4/01/2015 (a)            5,633
                         AAA     Aaa     12,465       (Correctional Capital Facilities), Series 6, 5.375% due
                                                      1/01/2025 (a)                                                          12,588
                         AAA     Aaa      5,000       (Correctional Facilities Service Contract), Series B, 5.25%
                                                      due 1/01/2015 (a)                                                       5,171
                         AAA     NR*      4,200       (Correctional Facilities Service Contract), Series D, 5.75%
                                                      due 1/01/2017 (e)                                                       4,500
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,700     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                                    Valley), Series A, 5.20% due 2/01/2013 (e)                                1,753
                         ----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,000     Otsego County, New York, IDA, Civic Facility Revenue Refunding Bonds
                                                    (Aurelia Osborn Fox Memorial Hospital), Series A, 5.35% due
                                                    10/01/2017 (e)                                                            2,039
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,250     Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                                    116th Series, 4.375% due 10/01/2033 (b)                                   5,435
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000     Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                                    AMT, 120th Series, 6% due 10/15/2032 (f)                                 10,682
                         ----------------------------------------------------------------------------------------------------------
                                                    Port Authority of New York and New Jersey, Special Obligation Revenue
                                                    Bonds (JFK International Air Terminal Project), AMT, Series 6 (f):
                         AAA     Aaa      3,000       6.25% due 12/01/2011                                                    3,449
                         AAA     Aaa     13,330       6.25% due 12/01/2015                                                   15,433
                         AAA     Aaa      9,980       5.75% due 12/01/2022                                                   10,519
                         ----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1@   5,800     Port Authority of New York and New Jersey, Special Obligation Revenue
                                                    Refunding Bonds (Versatile Structure Obligation), VRDN, Series 5, 3%
                                                    due 8/01/2024 (h)                                                         5,800
                         ----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      2,340     Rome, New York, City School District, GO, 5.50% due 6/15/2017 (e)         2,447
                         ----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      5,000     Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union College
                                                    Project), Series A, 5.45% due 12/01/2029 (a)                              5,111
                         ----------------------------------------------------------------------------------------------------------
                         AAAr    Aaa      6,595     Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                    Refunding Bonds, RITR, AMT, Class R, Series 1, 8.433% due
                                                    10/01/2010 (i)                                                            8,372
                         ----------------------------------------------------------------------------------------------------------


                                     12 & 13

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P   Moody's    Face
STATE                  Ratings Ratings   Amount     Issue                                                                    Value
===================================================================================================================================
New York                 AAA     Aaa    $ 3,500     Triborough Bridge and Tunnel Authority, New York, Special Obligation
(concluded)                                         Refunding Revenue Bonds, Series A, 4.75% due 1/01/2024 (f)             $  3,229
                         ----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,795     Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)                 1,955
===================================================================================================================================
Puerto Rico--0.2%        NR*     Aaa      1,250     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Trust Receipts, Class R, Series B,
                                                    8.433% due 7/01/2035 (f)(i)                                               1,452
===================================================================================================================================
                         Total Investments (Cost--$656,544)--100.6%                                                         675,717

                         Variation Margin on Financial Futures Contracts**--0.0%                                               (143)

                         Liabilities in Excess of Other Assets--(0.6%)                                                       (4,097)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $671,477
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FNMA Collateralized.
(e)   FSA Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
(j) Security held as collateral in connection with open financial futures contracts.
  @   Highest short-term rating by Moody's Investors Services, Inc.
  *   Not Rated.
 **   Financial futures contracts sold as of February 28, 2001 were as follows:

      ----------------------------------------------------------
      Number of                        Expiration
      Contracts      Issue                Date          Value
      ----------------------------------------------------------
        340     US Treasury Bonds       June 2001    $36,018,750
      ----------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$35,808,906)            $36,018,750
                                                     ===========
      ----------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of February 28, 2001
==================================================================================================================================
Assets:       Investments, at value (identified cost--$656,543,606) ...............................                   $675,716,690
              Cash ................................................................................                      1,911,103
              Receivables:
                Interest ..........................................................................   $  7,668,767
                Securities sold ...................................................................      6,429,701      14,098,468
                                                                                                      ------------
              Prepaid expenses and other assets ...................................................                         35,073
                                                                                                                      ------------
              Total assets ........................................................................                    691,761,334
                                                                                                                      ------------
==================================================================================================================================
Liabilities:  Payables:
                Securities purchased ..............................................................     17,739,093
                Dividends to shareholders .........................................................      2,048,244
                Investment adviser ................................................................        211,545
                Variation margin ..................................................................        143,438      20,142,320
                                                                                                      ------------
              Accrued expenses ....................................................................                        141,831
                                                                                                                      ------------
              Total liabilities ...................................................................                     20,284,151
                                                                                                                      ------------
==================================================================================================================================
Net Assets:   Net assets ..........................................................................                   $671,477,183
                                                                                                                      ============
==================================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                Preferred Stock, par value $.10 per share (10,960 shares of AMPS* issued
                and outstanding at $25,000 per share liquidation preference) ......................                   $274,000,000
                Common Stock, par value $.10 per share (26,531,247
                shares issued and outstanding) ....................................................   $  2,653,125
              Paid-in capital in excess of par ....................................................    413,753,934
              Accumulated investment loss--net ....................................................       (109,446)
              Accumulated realized capital losses on investments--net .............................    (36,646,408)
              Accumulated distributions in excess of realized capital gains on investments--net ...     (1,137,262)
              Unrealized appreciation on investments--net .........................................     18,963,240
                                                                                                      ------------
              Total--Equivalent to $14.98 net asset value per
              share of Common Stock (market price--$13.43)  .......................................                    397,477,183
                                                                                                                      ------------
              Total capital .......................................................................                   $671,477,183
                                                                                                                      ============
==================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                     14 & 15

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 2001
==========================================================================================================================
Investment               Interest and amortization of premium and discount earned .........                   $ 17,181,556
Income:
==========================================================================================================================
Expenses:                Investment advisory fees .........................................   $  1,796,052
                         Commission fees ..................................................        316,696
                         Reorganization expenses ..........................................        135,880
                         Accounting services ..............................................         86,926
                         Transfer agent fees ..............................................         37,044
                         Professional fees ................................................         32,539
                         Custodian fees ...................................................         23,398
                         Listing fees .....................................................         18,390
                         Directors' fees and expenses .....................................         12,151
                         Pricing fees .....................................................         12,114
                         Printing and shareholder reports .................................         11,491
                         Other ............................................................         12,081
                                                                                              ------------
                         Total expenses before reimbursement ..............................      2,494,762
                         Reimbursement of expenses ........................................       (244,440)
                                                                                              ------------
                         Total expenses after reimbursement ...............................                      2,250,322
                                                                                                              ------------
                         Investment income--net ...........................................                     14,931,234
                                                                                                              ------------
==========================================================================================================================
Realized &               Realized gain on investments--net ................................                      1,697,168
Unrealized Gain          Change in unrealized appreciation/depreciation on investments--net                     21,374,260
On Investments--Net:                                                                                          ------------
                         Net Increase in Net Assets Resulting from Operations .............                   $ 38,002,662
                                                                                                              ============
==========================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six       For the
                                                                                                   Months Ended     Year Ended
                                                                                                   February 28,     August 31,
                         Increase (Decrease) in Net Assets:                                            2001            2000
===============================================================================================================================
Operations:              Investment income--net ................................................   $ 14,931,234    $ 20,602,305
                         Realized gain (loss) on investments--net ..............................      1,697,168     (18,802,194)
                         Change in unrealized appreciation/depreciation on investments--net ....     21,374,260      40,860,880
                                                                                                   ------------    ------------
                         Net increase in net assets resulting from operations ..................     38,002,662      42,660,991
                                                                                                   ------------    ------------
===============================================================================================================================
Dividends to             Investment income--net:
Shareholders:              Common Stock ........................................................    (11,965,990)    (13,207,063)
                           Preferred Stock .....................................................     (5,018,922)     (6,955,753)
                                                                                                   ------------    ------------
                         Net decrease in net assets resulting from dividends to shareholders ...    (16,984,912)    (20,162,816)
                                                                                                   ------------    ------------
===============================================================================================================================
Capital Stock            Proceeds from issuance of Common Stock resulting from reorganization ..             --     215,297,971
Transactions:            Proceeds from issuance of Preferred Stock resulting from reorganization             --     179,000,000
                         Offering costs resulting from the issuance of Common Stock ............         47,883              --
                         Offering costs resulting from the issuance of Preferred Stock .........         20,373              --
                                                                                                   ------------    ------------
                         Net increase in net assets derived from capital stock transactions ....         68,256     394,297,971
                                                                                                   ------------    ------------
===============================================================================================================================
Net Assets:              Total increase in net assets ..........................................     21,086,006     416,796,146
                         Beginning of period ...................................................    650,391,177     233,595,031
                                                                                                   ------------    ------------
                         End of period* ........................................................   $671,477,183    $650,391,177
                                                                                                   ============    ============
===============================================================================================================================
                       * Undistributed (accumulated) investment income (loss)--net .............   $   (109,446)   $  1,944,232
                                                                                                   ============    ============
===============================================================================================================================

      See Notes to Financial Statements.


                                     16 & 17

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived             For the Six         For the Year Ended
                     from information provided in the financial statements.               Months Ended             August 31,
                                                                                          February 28,       ---------------------
                     Increase (Decrease) in Net Asset Value:                                  2001             2000         1999
====================================================================================================================================
Per Share            Net asset value, beginning of period ...............................   $  14.19         $  14.16     $  16.07
Operating                                                                                   --------         --------     --------
Performance:         Investment income--net .............................................        .56++++++       1.13         1.16
                     Realized and unrealized gain (loss) on investments--net ............        .87              .08        (1.75)
                                                                                            --------         --------     --------
                     Total from investment operations ...................................       1.43             1.21         (.59)
                                                                                            --------         --------     --------
                     Less dividends and distributions to Common Stock shareholders:
                       Investment income--net ...........................................       (.45)            (.81)        (.86)
                       Realized gain on investments--net ................................         --               --         (.05)
                       In excess of realized capital gains on investments--net ..........         --               --         (.09)
                                                                                            --------         --------     --------
                     Total dividends and distributions to Common Stock shareholders .....       (.45)            (.81)       (1.00)
                                                                                            --------         --------     --------
                     Capital charge resulting from issuance of Common Stock .............         --+++++          --           --
                                                                                            --------         --------     --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred Stock shareholders:
                         Investment income--net .........................................       (.19)            (.37)        (.27)
                         Realized gain on investments--net ..............................         --               --         (.02)
                         In excess of realized capital gains on investments--net ........         --               --         (.03)
                     Capital charge resulting from issuance of Preferred Stock ..........         --+++++          --           --
                                                                                            --------         --------     --------
                     Total effect of Preferred Stock activity ...........................       (.19)            (.37)        (.32)
                                                                                            --------         --------     --------
                     Net asset value, end of period .....................................   $  14.98         $  14.19     $  14.16
                                                                                            ========         ========     ========
                     Market price per share, end of period ..............................   $  13.43         $ 12.625     $  14.00
                                                                                            ========         ========     ========
====================================================================================================================================
Total Investment     Based on market price per share ....................................      10.12%++++       (3.58%)      (2.37%)
Return:**                                                                                   ========         ========     ========
                     Based on net asset value per share .................................       9.29%++++        7.14%       (5.91%)
                                                                                            ========         ========     ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets   reorganization expenses*** .........................................       1.11%*           1.17%        1.13%
Of Common Stock:                                                                            ========         ========     ========
                     Total expenses, net of reimbursement*** ............................       1.18%*           1.34%        1.13%
                                                                                            ========         ========     ========
                     Total expenses*** ..................................................       1.31%*           1.46%        1.19%
                                                                                            ========         ========     ========
                     Total investment income--net*** ....................................       7.83%*           8.58%        7.43%
                                                                                            ========         ========     ========
                     Amount of dividends to Preferred Stock shareholders ................       2.63%*           2.90%        1.71%
                                                                                            ========         ========     ========
                     Investment income--net, to Common Stock shareholders ...............       5.20%*           5.68%        5.72%
                                                                                            ========         ========     ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Total Average Net    reorganization expenses ............................................        .65%*            .67%         .70%
Assets:***+++                                                                               ========         ========     ========

                     Total expenses, net of reimbursement ...............................        .69%*            .76%         .70%
                                                                                            ========         ========     ========
                     Total expenses .....................................................        .76%*            .83%         .74%
                                                                                            ========         ========     ========
                     Total investment income--net .......................................       4.57%*           4.87%        4.59%
                                                                                            ========         ========     ========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..........................       3.69%*           3.80%        2.77%
Average Net Assets                                                                          ========         ========     ========
Of Preferred Stock:
====================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) ...   $397,477         $376,391     $138,595
                                                                                            ========         ========     ========
                     Preferred Stock outstanding, end of period (in thousands) ..........   $274,000         $274,000     $ 95,000
                                                                                            ========         ========     ========
                     Portfolio turnover .................................................      52.73%           85.08%       34.48%
                                                                                            ========         ========     ========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................................   $  2,451         $  2,374     $  2,459
                                                                                            ========         ========     ========
====================================================================================================================================
Dividends            Series A--Investment income--net ...................................   $    444         $    890     $    703
Per Share on                                                                                ========         ========     ========
Preferred Stock      Series B--Investment income--net ...................................   $    455         $    909     $    684
Outstanding:++                                                                              ========         ========     ========
                     Series C--Investment income--net ...................................   $    468         $    503           --
                                                                                            ========         ========     ========
                     Series D--Investment income--net ...................................   $    461         $    495           --
                                                                                            ========         ========     ========
                     Series E--Investment income--net ...................................   $    456         $    481           --
                                                                                            ========         ========     ========
====================================================================================================================================

                     The following per share data and ratios have been derived           For the Period
                     from information provided in the financial statements.              Sept. 19, 1997+
                                                                                          to August 31,
                     Increase (Decrease) in Net Asset Value: ............................     1998
========================================================================================================
Per Share            Net asset value, beginning of period ...............................   $  15.00
Operating                                                                                   --------
Performance:         Investment income--net .............................................       1.13
                     Realized and unrealized gain (loss) on investments--net ............       1.11
                                                                                            --------
                     Total from investment operations ...................................       2.24
                                                                                            --------
                     Less dividends and distributions to Common Stock shareholders:
                       Investment income--net ...........................................       (.75)
                       Realized gain on investments--net ................................         --
                       In excess of realized capital gains on investments--net ..........         --
                                                                                            --------
                     Total dividends and distributions to Common Stock shareholders .....       (.75)
                                                                                            --------
                     Capital charge resulting from issuance of Common Stock .............       (.03)
                                                                                            --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred Stock shareholders:
                         Investment income--net .........................................       (.30)
                         Realized gain on investments--net ..............................         --
                         In excess of realized capital gains on investments--net ........         --
                     Capital charge resulting from issuance of Preferred Stock ..........       (.09)
                                                                                            --------
                     Total effect of Preferred Stock activity ...........................       (.39)
                                                                                            --------
                     Net asset value, end of period .....................................   $  16.07
                                                                                            ========
                     Market price per share, end of period ..............................   $15.3125
                                                                                            ========
========================================================================================================
Total Investment     Based on market price per share ....................................       7.21%++++
Return:**                                                                                   ========
                     Based on net asset value per share .................................      12.52%++++
                                                                                            ========
========================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets   reorganization expenses*** .........................................        .80%*
Of Common Stock:                                                                            ========
                     Total expenses, net of reimbursement*** ............................        .80%*
                                                                                            ========
                     Total expenses*** ..................................................       1.19%*
                                                                                            ========
                     Total investment income--net*** ....................................       7.65%*
                                                                                            ========
                     Amount of dividends to Preferred Stock shareholders ................       2.06%*
                                                                                            ========
                     Investment income--net, to Common Stock shareholders ...............       5.59%*
                                                                                            ========
========================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Total Average Net    reorganization expenses ............................................        .50%*
Assets:***+++                                                                               ========

                     Total expenses, net of reimbursement ...............................        .50%*
                                                                                            ========
                     Total expenses .....................................................        .75%*
                                                                                            ========
                     Total investment income--net .......................................       4.81%*
                                                                                            ========
========================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..........................       3.48%*
Average Net Assets                                                                          ========
Of Preferred Stock:
========================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) ...   $157,321
                                                                                            ========
                     Preferred Stock outstanding, end of period (in thousands) ..........   $ 95,000
                                                                                            ========
                     Portfolio turnover .................................................      52.91%
                                                                                            ========
========================================================================================================
Leverage:            Asset coverage per $1,000 ..........................................   $  2,656
                                                                                            ========
========================================================================================================
Dividends            Series A--Investment income--net ...................................   $    796
Per Share on                                                                                ========
Preferred Stock      Series B--Investment income--net ...................................   $    769
Outstanding:++                                                                              ========
                     Series C--Investment income--net ...................................         --
                                                                                            ========
                     Series D--Investment income--net ...................................         --
                                                                                            ========
                     Series E--Investment income--net ...................................         --
                                                                                            ========
========================================================================================================

     *  Annualized.
    ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
   ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
     +  Commencement of operations.
    ++ The Fund's Preferred Stock was issued on October 7, 1997 for Series A and B and March 6, 2000 for Series C, D and E.
   +++  Includes Common and Preferred Stock average net assets.
  ++++  Aggregate total investment return.
 +++++  Amount is less than $.01 per share.
++++++  Based on average shares outstanding.

        See Notes to Financial Statements.


                                     18 & 19

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended February 28, 2001, FAM earned fees of $1,796,052, of which $244,440 was waived.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $57,921 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $331,635,319 and $324,148,772, respectively.

Net realized gains (losses) for the six months ended February 28, 2001 and net unrealized gains (losses) as of February 28, 2001 were as follows:

--------------------------------------------------------------------------------
                                             Realized               Unrealized
                                          Gains (Losses)          Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ............          $ 1,892,838            $19,173,084
Financial futures contracts ......             (195,670)              (209,844)
                                            -----------            -----------
Total ............................          $ 1,697,168            $18,963,240
                                            ===========            ===========
--------------------------------------------------------------------------------

As of February 28, 2001, net unrealized appreciation for Federal income tax purposes aggregated $19,173,084, of which $21,197,357 related to appreciated securities and $2,024,273 related to depreciated securities. The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $656,543,606.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended February 28, 2001 remained constant and during the year ended August 31, 2000 increased by 16,744,141 as a result of reorganization.


                                     20 & 21

                     MuniHoldings New York Insured Fund, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 2001 were as follows: Series A, 2.50%; Series B, 3.10%; Series C, 3.05%; Series D, 2.87% and Series E, 2.86%.

Shares issued and outstanding during the six months ended February 28, 2001 remained constant and during the year ended August 31, 2000 increased by 7,160 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $132,605 as commissions.

5. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $15,261,000, of which $3,027,000 expires in 2006, $10,147,000 expires in 2007 and $2,087,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 2, 2001, the Fund acquired all of the net assets of MuniHoldings New York Insured Fund IV, Inc. pursuant to a plan of reorganization approved by the Board of Directors and shareholders.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of February 28, 2001 were as follows:

------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                           Net Assets
------------------------------------------------------------------------------
AAA/Aaa ..............................................                   85.2%
AA/Aa ................................................                    6.2
A/A ..................................................                    1.7
Other+ ...............................................                    6.6
NR (Not Rated) .......................................                    0.9
------------------------------------------------------------------------------
+Temporary investments in short-term municipal securities.


                                     22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHIC]

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal, New York State and New York City income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal, New York State and New York City income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock share holders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper             #HOLDNY--2/01